TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 12:-	TAXES ON INCOME

a.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company" under the Law for the Encouragement of Industry. The principal benefit from the above law is the deduction of expenses in connection with a public offering.

b.	Tax rates applicable to income of companies in Israel:

In December 2010, the Israeli Parliament passed the Law for Economic Efficiency for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among other things, amendments in the Investment Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to apply (the waiver is non-recourse) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15%, 2013 and 2014 - 12.5% and in 2015 and thereafter - 12%.

In December 2011, the Israeli Parliament ("Knesset") passed the Law for Socioeconomic Change (Legislative Amendments) (Taxes), 2011 which prescribes, among others, to cancel, effective from 2012, the scheduled progressive reduction in the corporate tax rate and to raise the statutory corporate tax rate to 25% in 2012. In view of the increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate will also be increased. The Amendment was enacted effective as of December 6, 2011. The adoption of the amendment had no effect on the financial statements.

c.
As of December 31, 2011, the net operating tax loss carryforward relating to the Company in Israel amounted to approximately $ 61.3 million, including a carryforward capital loss amounting to approximately $ 3.5 million. Carryforward losses in Israel may be carried forward indefinitely and may be offset against future taxable income.

As the Company believes that it is more likely than not that the deferred tax assets in respect of these carryforward losses amounting to approximately $ 14.4 million will not be utilized, the Company recorded a valuation allowance for the entire balance of the deferred tax asset relating to the carryforward losses.

d.
The main reconciling items between the statutory tax rate of the Company and the effective tax rate is the valuation allowance recorded in respect of the deferred tax assets relating to net operating loss carryforwards and other temporary differences due to the uncertainty of the realization of such tax assets.